Members® LandmarkSM Variable Annuity	Members® FreedomSM Variable Annuity
Members® ExtraSM Variable Annuity	Members® LibertySM Variable Annuity
Transamerica Advisor EliteSM II	Transamerica Advisor EliteSM Variable Annuity

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Transamerica Advisor EliteSM II	Transamerica LibertySM NY Variable Annuity

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated April 1, 2022

to the

Prospectus dated May 1, 2017

Effective on or about May 1, 2022, based on changes to the underlying portfolios, the following name change will occur:

Existing Fund Name	New Fund Name
AB Balanced Wealth Strategy Portfolio	AB Balanced Hedged Allocation Portfolio

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.